Exhibit 99.2

Case 19-34508 Document 1208 Filed in TXSB on 04/30/20 Page 1 of 7

IN THE UNITED STATES BANKRUPTCY COURT

 FOR THE SOUTHERN DISTRICT OF TEXAS

 HOUSTON DIVISION

Case Name:	SANCHEZ ENERGY CORPORATION, et al.	Petition Date:	August 11, 2019
Case Number:	19-34508

Monthly Operating Report Summary for the Period Ending

Monthly Period (USD $ thousands)	8/12-8/31	Sep-19	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20
Revenues (MOR-6)	23,659	33,519	33,209	34,970	-	-	-	-
Operating Income (MOR-6)	(3,683)	(17,227)	(11,860)	4,291	-	-	-	-
Net Income (Loss) (MOR-6)	(40,904)	(37,691)	(24,287)	(2,762)	-	-	-	-
Payments to Insiders (MOR-9)	-	158	148	173	124	156	148	208
Payments to Professionals (MOR-9)	-	875	5,395	900	12,419	7,988	10,314	9,643
Total Disbursements (Exhibit A)	154,594	183,434	229,294	177,892	181,786	256,892	208,009	163,813

**The jointly administered Debtors are authorized to file monthly operating reports on a combined basis, and have disbursements broken down by case number on Exhibit A attached**

**The original of this document must be filed with the United States Bankruptcy Court**

Required Insurance Maintained
As of Signature Date	Check Yes / No	Exp. Date
Excess Liability	Yes ☒ No ☐	6/1/2020
Worker's Compensation	Yes ☒ No ☐	10/1/2020
General Liability	Yes ☒ No ☐	6/1/2020
Auto Liability	Yes ☒ No ☐	6/1/2020
Other	Yes ☒ No ☐	Various

Attorney Name:	Matthew D. Cavenaugh
Firm Name:	Jackson & Walker LLP
Address:	1401 McKinney St. Suite 1900
City, State, ZIP:	Houston, Texas 77010
Telephone/Fax:	(713) 752-4284

Circle One
Are all accounts receivable being collected within terms?					No
Are all post-petition liabilities, including taxes, being paid within terms?					No
Have any pre-petition liabilities been paid?					No
If so, describe	Operating expenses, working interests and royalties, taxes, independent contractors, and all other pre-petition liabilities pursuant to the First Day Motions.
Are all funds received being deposited into DIP bank accounts?					No
Were any assets disposed of outside the normal course of business?				Yes
If so, describe	N/A
What is the status of your Plan of Reorganization?
In progess.

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED X	/s/ Cameron W. George	Title:	Executive Vice President and Chief Financial Officer
(Original Signature)
	Cameron W. George		4/30/2020
	(Print Name of Signatory)		Date

Notes:

 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, include: Sanchez Energy Corporation (0102); SN Palmetto, LLC (3696); SN Marquis LLC (0102); SN Cotulla Assets, LLC (0102); SN Operating, LLC (2143); SN TMS, LLC (0102); SN Catarina, LLC (0102); Rockin L Ranch Company, LLC (0102); SN EF Maverick, LLC (0102); SN Payables, LLC (0102); and SN UR Holdings, LLC (0102).

MOR-1	Page 1 of 7

Case 19-34508 Document 1208 Filed in TXSB on 04/30/20 Page 2 of 7

IN THE UNITED STATES BANKRUPTCY COURT

 FOR THE SOUTHERN DISTRICT OF TEXAS

 HOUSTON DIVISION

Case Name:	SANCHEZ ENERGY CORPORATION, et al.	Petition Date:	August 11, 2019
Case Number:	19-34508

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

On August 11, 2019 (the “Petition Date”), Sanchez Energy Corporation and certain of its affiliated debtors, as debtors and debtors in possession (collectively, the "Debtors"), each commenced with the United States Bankruptcy Court for the Southern District of Texas (the "Court") a voluntary case under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors are authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On August 12, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On August 26, 2019, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code.

1.	General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ chapter 11 cases. The MOR is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.	Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Sanchez Energy Corporation, and its Debtor and non-debtor subsidiaries. This MOR only contains financial information of the Debtors. For the purposes of MOR reporting, the accompanying Balance Sheets and Statement of Income (Loss) of the Debtors have been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

Notes	Page 2 of 7

Case 19-34508 Document 1208 Filed in TXSB on 04/30/20 Page 3 of 7

4.	Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non- bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Payment of Prepetition Claims Pursuant to First Day Orders: In August and September of 2019, the Bankruptcy Court entered orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) liabilities relating to continued use of their cash management system, (b) insurance obligations, (c) payments made under the shared services agreement, (d) obligations relating to independent contractors and board members, (e) taxes, (f) operating expenses, and (g) working interests and royalties. If any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.	Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors' estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

7.	Reorganization Items: ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items primarily include write-off of certain original issue discount and fees relating to debt obligations classified as LSTC, expenses related to legal advisory and representation services, expenses related to debtor in possession financing, other professional consulting and advisory services, and changes in LSTC recognized as there are changes in amounts expected to be allowed as claims. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 proceedings, including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the Bankruptcy Code and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

8.	Intercompany Transactions and Balance: Prior to the Petition Date (and subsequent to the Petition Date but only pursuant to Bankruptcy Court approval), the Debtors routinely engaged (and continue to engage) in intercompany transactions with both Debtor and non-debtor affiliates. Intercompany transactions among the Debtors have been eliminated in the financial statements contained herein. Intercompany transactions among the Debtors and the Non-Filing Entities are presented on a net balance basis.

9.	Investment in Subsidiaries: The book basis for investment in subsidiaries is not representative of the fair value of the net assets of non-debtor subsidiaries. These balances are reflected in the Balance Sheets as a component of non-current assets.

10.	Equity in Net Earnings of Subsidiaries: The basis for equity in net earnings of subsidiaries represents the combined current period net income or loss of the non-debtor subsidiaries. These balances are reflected on the Statement of Income (Loss) as a component of Other income (expense).

Notes	Page 3 of 7

Case 19-34508 Document 1208 Filed in TXSB on 04/30/20 Page 4 of 7

11.	Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors' directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider's influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

12.	Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

Notes	Page 4 of 7

Case 19-34508 Document 1208  Filed in TXSB on 04/30/20 Page 5 of 7

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

 HOUSTON DIVISION

Case Name:	SANCHEZ ENERGY CORPORATION, et al.	Petition Date:	August 11, 2019
Case Number:	19-34508

      Cash Receipts and Disbursements for the Period Ending

Book Cash Receipts and Disbursements (USD $ thousands) (1)	31-Aug-19	30-Sep-19	31-Oct-19	30-Nov-19	31-Dec-19	31-Jan-20	29-Feb-20	31-Mar-20
Cash & Cash Equivalents - Beginning	$90,744	$162,969	$173,846	$146,627	$158,876	$153,335	$104,997	$134,415
Cash Receipts
Gross Production Receipts	159,451	149,721	171,500	152,619	158,092	150,329	149,697	116,825
JIB Receipts & Cash Calls	24,947	44,100	30,002	36,881	15,640	57,766	37,697	20,648
Other	56	489	573	641	2,512	459	34	286

Total Cash Receipts	$184,454	$194,311	$202,075	$190,141	$176,245	$208,554	$187,428	$137,759
Cash Disbursements
Capex	(4,880)	(33,068)	(30,557)	(17,510)	(17,338)	(21,216)	(30,434)	(28,222)
Lease Operating Expense	(2,931)	(6,877)	(16,891)	(14,942)	(12,954)	(13,388)	(11,289)	(13,915)
Gathering, Marketing, Transportation	(15,715)	(15,825)	(26,482)	(23,290)	(16,383)	(24,712)	(13,381)	(13,140)
Royalties & Working Interest Payments	(120,181)	(114,319)	(111,609)	(111,689)	(113,605)	(116,690)	(109,286)	(87,090)
Production & Ad Valorem Tax	(7,123)	(6,381)	(29,832)	(6,390)	(6,129)	(20,881)	(6,606)	(6,062)
G&A / Other	(2,538)	(5,656)	(8,084)	(2,870)	(2,576)	(7,815)	(7,964)	(5,145)

Operating Cash Disbursements	$(153,368)	$(182,126)	$(223,455)	$(176,690)	$(168,986)	$(204,702)	$(178,961)	$(153,573)

Total Operating Cash Flow	$31,086	$12,185	$(21,380)	$13,451	$7,259	$3,852	$8,467	$(15,814)
Financing and Restructuring Related Disbursements
Interest & Fees	-	(433)	(444)	(426)	(439)	(19,266)	(18,780)	(793)
Draw (Repayment) of Principal	-	-	-	-	-	(25,000)	-	-
Cash Collateralization of Letters of Credit	-	-	-	-	-	-	-	-
Restructuring Costs	(47)	(875)	(5,395)	(776)	(12,360)	(7,924)	(10,268)	(9,446)
Intercompany	-	-	-	-	-	-	-	-

Net Cash Flow Prior to DIP Financing	$31,039	$10,877	$(27,219)	$12,249	$(5,541)	$(48,338)	$(20,582)	$(26,054)
Debt
Draw (Repayment) of DIP	41,186	-	-	-	-	-	50,000	-

Total Net Cash Flow	$72,225	$10,877	$(27,219)	$12,249	$(5,541)	$(48,338)	$29,418	$(26,054)

Ending Operating Cash Balance	$162,969	$173,846	$146,627	$158,876	$153,335	$104,997	$134,415	$108,361

Ending Restricted Cash Balance	$47	$47	$47	$47	$47	$47	$47	$47

MOR-7	Page 5 of 7

Case 19-34508 Document 1208 Filed in TXSB on 04/30/20 Page 6 of 7

IN THE UNITED STATES BANKRUPTCY COURT

 FOR THE SOUTHERN DISTRICT OF TEXAS

 HOUSTON DIVISION

Case Name:	SANCHEZ ENERGY CORPORATION, et al.	Petition Date:	August 11, 2019
Case Number:	19-34508

Cash Account Reconcilation

(USD $ thousands)
Bank Account Balances as of March 31, 2020
Bank	Legal Entity	Account #		11-Aug-19	31-Aug-19	30-Sep-19	31-Oct-19	30-Nov-19	31-Dec-19	31-Jan-20	29-Feb-20	31-Mar-20
JP Morgan Chase Bank	Sanchez Energy Corporation	x2021	Operating	4,185,781	51,192,938	60,410,531	61,520,840	57,013,266	51,298,654	10,186,318	59,003,571	52,476,243
JP Morgan Chase Bank	SN Operating, LLC	x2252	Revenue/ZBA	-	-	-	-	-	-	-	-	-
JP Morgan Chase Bank	SN Operating, LLC	x2351	AP/ZBA	-	-	-	-	-	-	-	-	-
JP Morgan Chase Bank	SN Payables, LLC	x2575	AP Operating	3,642,097	4,081,257	3,551,531	28,963,646	3,643,310	3,341,075	11,605,791	1,584,157	1,261,997
JP Morgan Chase Bank	SN Payables, LLC	x2765	AP/ZBA	-	-	-	-	-	-	-	-	-
JP Morgan Chase Bank	SN EF Maverick, LLC	x2930	Operating	23,268,364	68,329,374	67,939,904	39,807,881	56,523,044	51,491,346	65,581,483	65,864,005	37,922,985
JP Morgan Chase Bank	SN EF Maverick, LLC	x3078	Revenue/ZBA	-	-	-	-	-	-	-	-	-
JP Morgan Chase Bank	SN EF Maverick, LLC	x3193	AP/ZBA	-	-	-	-	-	-	-	-	-
JP Morgan Chase Bank	SN EF Maverick, LLC	x5176	SN Marketing Activities	42,862	3,520	397,995	117,585	117,585	1,043,708	914,625	1,248,878	2,330,148
JP Morgan Chase Bank	SN UR Holdings, LLC	x3553	General Corporate	99,272	99,272	98,368	97,432	96,430	95,380	94,315	93,206	92,164
JP Morgan Chase Bank	Sanchez Energy Corporation	x1092	Money Market	-	1,728	1,718	1,707	1,697	1,686	1,675	1,665	1,653
JP Morgan Chase Bank	SN EF Maverick, LLC	x6268	Money Market	-	4,705	4,699	4,691	4,683	4,675	4,666	4,658	4,647
JP Morgan Chase Bank	SN UR Holdings, LLC	x1853	Money Market	62,430,686	62,473,116	62,514,179	62,550,283	62,580,101	62,610,927	46,641,006	27,657,255	27,662,782
RBC Capital Markets, LLC	SN UR Holdings, LLC	x8438	RBC Time Deposit	-	-	-	-	-	-	-	-	-
RBC Capital Markets, LLC	Sanchez Energy Corporatoin	x5367	RBC Time Deposit	-	-	-	-	-	-	-	-	-
RBC Capital Markets, LLC	SN UR Holdings, LLC	x9371	Security/BLACKROCK TempFund (Fund #24)	-	-	-	-	-	-	-	-	-
RBC Capital Markets, LLC	SN UR Holdings, LLC	x8627	Security/J.P. MORGAN Prime Money Market (Fund #3605)	-	-	-	-	-	-	-	-	-
RBC Capital Markets, LLC	SN UR Holdings, LLC	x1624	Security/FIDELITY Prime Money Market (Fund #2014)	-	-	-	-	-	-	-	-	-
RBC Capital Markets, LLC	SN UR Holdings, LLC	x8928	Security/FEDERATED Prime Obligations (Fund #10)	-	-	-	-	-	-	-	-	-

Total Operating Cash				93,669,060	186,185,909	194,918,925	193,064,067	179,980,117	169,887,451	135,029,880	155,457,394	121,752,620
JP Morgan Chase Bank	Sanchez Energy Corporation	x3178	Restricted Cash Utilities	-	47,357	47,357	47,357	47,357	47,357	47,357	47,357	47,357
Total Restricted Cash				-	47,357	47,357	47,357	47,357	47,357	47,357	47,357	47,357
Total Bank Cash				93,669,060	186,233,266	194,966,282	193,111,424	180,027,474	169,934,808	135,077,237	155,504,751	121,799,977

Book-To-Bank Cash Reconciliation
Beginning Book Balance (1)	-	90,743,905	162,968,716	173,846,049	146,626,641	158,875,951	153,335,086	104,996,825	134,415,319
(+/-) Net Book Cash Flow (MOR-7)	-	72,224,811	10,877,333	(27,219,408)	12,249,309	(5,540,865)	(48,338,260)	29,418,494	(26,054,058)
Ending Book Balance (MOR-2) (2)	90,743,905	162,968,716	173,846,049	146,626,641	158,875,951	153,335,086	104,996,825	134,415,320	108,361,262
(+) Restricted Cash	-	47,357	47,357	47,357	47,357	47,357	47,357	47,357	47,357
(+/-) Cash In Transit, Outstanding Checks, & Other	2,925,155	23,217,193	21,072,876	46,437,426	21,104,167	16,552,365	30,033,055	21,042,075	13,391,358
Ending Bank Balance	93,669,060	186,233,266	194,966,282	193,111,424	180,027,474	169,934,808	135,077,237	155,504,751	121,799,977

MOR-8	Page 6 of 7

Case 19-34508 Document 1208  Filed in TXSB on 04/30/20  Page 7 of 7

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

 HOUSTON DIVISION

Case Name:	SANCHEZ ENERGY CORPORATION, et al.	Petition Date:	August 11, 2019
Case Number:	19-34508

Total Disbursements by Debtor Entity for the Period Ending

(USD thousands $)
Total Disbursements By Debtor Entity
Debtor Case #	Legal Entity Name	31-Aug-19	30-Sep-19	31-Oct-19	30-Nov-19	31-Dec-19	31-Jan-20	29-Feb-20	31-Mar-20
19-34508	Sanchez Energy Corporation	5,960,361	8,811,787	15,987,909	6,454,267	16,920,147	60,826,978	36,331,438	17,978,596
19-34509	SN Palmetto, LLC	-	-	-	-	-	-	-	-
19-34510	SN Marquis LLC	-	-	-	-	-	-	-	-
19-34511	SN Cotulla Assets, LLC	-	-	-	-	-	-	-	-
19-34512	SN Operating, LLC	9,425,442	9,051,349	8,362,596	8,067,181	7,983,505	8,118,544	7,937,113	7,031,954
19-34513	SN TMS, LLC	-	-	-	-	-	-	-	-
19-34514	SN Catarina, LLC	-	-	-	-	-	-	-	-
19-34515	Rockin L Ranch Company, LLC	-	-	-	-	-	-	-	-
19-34516	SN EF Maverick, LLC	126,296,737	113,416,583	118,076,714	119,932,760	121,390,679	122,067,307	115,283,151	84,752,024
19-34517	SN Payables, LLC	12,911,007	52,153,153	86,865,774	43,436,369	35,490,183	65,878,582	47,456,397	54,049,492
19-34518	SN UR Holdings, LLC	-	904	935	1,002	1,050	1,065	1,001,109	1,042
Total		154,593,548	183,433,776	229,293,928	177,891,578	181,785,564	256,892,477	208,009,207	163,813,109

Notes:

Exhibit A	Page 7 of 7